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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934 DATE
                  OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               FEBRUARY 27, 1998

                                     0-16979
                            (Commission File Number)


                              --------------------



                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)



                        BERMUDA                          NOT APPLICABLE
             (Jurisdiction of Incorporation)              (IRS Employer
                                                      Identification Number)



     THE GIBBONS BUILDING, 10 QUEEN STREET, SUITE 301 HAMILTON HM11, BERMUDA
              (Address of registrant's principal executive office)



                                  441-292-8674
                         (Registrant's telephone number)

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*The executive offices of the Registrant's principal United States subsidiary,
Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 27, 1998, a subsidiary of Tyco International Ltd. (the "Company" or "Tyco") consummated the purchase of the Sherwood-Davis & Geck division ("Sherwood") of American Home Products Corporation for cash of $1.77 billion. Sherwood is a manufacturer of medical and surgical devices, such as catheters, needles and syringes, sutures, thermometers and other specialized disposable medical products with annual revenues of approximately $1.0 billion. The products are distributed around the world with approximately 50 percent of the sales coming from outside the United States. Sherwood will be integrated with The Kendall Company within Tyco's Disposable and Specialty Products group. The Company intends to account for this acquisition as a purchase.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired.

        It is impractical to provide the required financial information at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K not later than May 13, 1998.

        (b) Pro Forma Financial Information.

        It is impractical to provide the required pro forma financial information at the time of filing this report. The required pro forma financial information will be filed by amendment to this Form 8-K not later than May 13, 1998.

        (c) Exhibits

Exhibit
Number                            Title
-------                           -----

  2.1 Purchase Agreement dated December 20, 1997 by and among American Cyanamid Company, American Home Products Corporation, AHP Subsidiary Holding Corporation and Tyco International (US) Inc.

  2.2     Parent Guarantee of obligations dated December 20, 1997.

  2.3 First Amendment to Purchase Agreement dated February 27, 1998 by and among American Cyanamid Company, American Home Products Corporation, AHP Subsidiary Holding Corporation and Tyco International (US) Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            Tyco International Ltd.



                            By:/s/ Mark H. Swartz
                               ------------------------------------------------
                               Mark H. Swartz
                               Executive Vice President-Chief Financial Officer



Date:  March 11, 1998


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                                  EXHIBIT INDEX

Exhibit
Number
------

2.1 Purchase Agreement dated December 20, 1997 by and among American Cyanamid Company, American Home Products Corporation, AHP Subsidiary Holding Corporation and Tyco International (US) Inc.

2.2  Parent Guarantee of obligations dated December 20, 1997.

2.3 First Amendment to Purchase Agreement dated February 27, 1998 by and among American Cyanamid Company, American Home Products Corporation, AHP Subsidiary Holding Corporation and Tyco International (US) Inc.